UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Teradata Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 30, 2013.

TERADATA CORPORATION

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 1, 2013
Date: April 30, 2013	Time: 8:00 AM
Location: The Terry Executive Education Center
3475 Lenox Road NE
Atlanta, Georgia 30326

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

  *     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote FOR the Director Nominees listed below and FOR each of the other proposals listed below:

1. Election of Directors

Class III Nominees:

1a. Edward P. Boykin

1b. Cary T. Fu

1c. Victor L. Lund

2. An advisory (non-binding) vote to approve executive compensation

3. Approval of the ratification of the appointment of independent registered public accounting firm for 2013

4. Approval of a stockholder proposal recommending declassification of our board

Source: Telephone proxy voting script (1-800-690-6903)

Dates: March 18, 2013 – April 29, 2013

Thank you for calling the automated proxy voting service. You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions. Press one if you are calling from a touch-tone phone and have your proxy form in front of you.

Let’s begin. Please enter the 12-digit control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.

[enter control number]

Press one to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the board of directors. Press two if you will not vote on each item individually.

[if press one]

Proposal voting. There are six to vote on.

We are ready to accept your vote for proposal 1A. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1B. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1C. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 2. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 3. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 4. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

You have completed proposal voting. One moment while I log your ballot. A vote has been recorded for control number [                    ]. Let me confirm.

You have voted [For/Against/Abstain] Proposal 1A.

You have voted [For/Against/Abstain] Proposal 1B.

You have voted [For/Against/Abstain] Proposal 1C.

You have voted [For/Against/Abstain] Proposal 2.

You have voted [For/Against/Abstain] Proposal 3.

You have voted [For/Against/Abstain] Proposal 4.

If these elections are correct, press one. To vote again, press two. To hear your vote again, press three.

If this concludes your business, press one. If you would like to vote for another proxy election, press two.

All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling; this concludes your transaction. Goodbye.

[if press two]

One moment while I log your ballot. A vote has been recorded for control number [                    ]. Let me confirm. You have elected to vote as the board recommends. If these elections are correct, press one. To vote again, press two. To hear your vote again, press three.

If this concludes your business, press one. If you would like to vote for another proxy election, press two.

All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling; this concludes your transaction. Goodbye.

Source: Internet Voting Website and Notice and Access Website (www.proxyvote.com)

Dates: March 18, 2013 – April 29, 2013

•	Submit your proxy voting instructions

•	View electronic versions of proxy voting materials

•	Sign up to receive future shareholder materials via email

•	Request proxy voting materials if you received a Notice of Internet Availability

It is easy to get started

Simply enter your 12 digit control number in the box below. This control number can be found in several places depending on the type of notification you received.

•	Vote Instruction Form and Proxy Card recipients can find the control number next to the label Control No. or in the box next to the arrow.

•	Email Notification recipients can find the control number next to the label Control Number.

•	Notice of Internet Availability of meeting materials. Your control number is located in the box indicated by the arrow.

Enter Control Number:

[                    ]

[Submit]

U.S. Investors – Click here to view our Shareholder Education website.

Canadian Investors – Our Canadian Shareholder Education website is coming soon.

Click here to view the SEC’s proxy voting education website.

TERADATA CORPORATION	Control# [ ]

2013 Annual Meeting of Shareholders	Meeting Material(s)

Tuesday, April 30, 2013	• [Proxy Statement]

For holders as of: Friday, March 1, 2013	• [Annual Report]

Cusip: 88076W-103

As your vote is very important, we recommend that all voting instructions be received at least one business day prior to the voting cut-off time stated in the proxy materials. Scroll down for proxy instructions and voting.

To vote via telephone, call 1-800-690-6903.

1. Vote

PROXY BALLOT

TERADATA CORPORATION

2013 Annual Meeting of Shareholders

To be held on Tuesday, April 30, 2013 for holders of record as of Friday, March 1, 2013

TERADATA CORPORATION

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR TERADATA’S 2013 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Teradata Corporation, a Delaware corporation (“Teradata” or the “Company”), hereby appoints Michael Koehler, Stephen Scheppmann and Laura Nyquist, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Teradata that the undersigned is entitled to vote at Teradata’s Annual Meeting of Stockholders to be held in Atlanta, Georgia, on April 30, 2013, and at any postponement or adjournment thereof, in the manner indicated on the reverse side and in such proxyholders’ sole discretion upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including to vote for the election of a substitute nominee for director as such proxyholders may select in the event any nominee named on this proxy card is unable to serve. This proxy card also provides voting instructions to the trustee of the Teradata Corporation Savings Plan, the Company’s 401(k) plan (the “Teradata Savings Plan”) and to the trustees and administrators of other plans, with regard to shares of Teradata common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. By executing this proxy card, the undersigned acknowledges receipt from the Company of the notice of the 2013 Annual Meeting of Stockholders and accompanying proxy statement and hereby revokes any previously granted proxy that relates to the aforementioned annual meeting.

The proxyholders or the trustees and administrators of the plans, as the case may be, will vote the shares in accordance with the directions on this proxy card. If you do not indicate your choices on this proxy card, the proxyholders will vote the shares in accordance with the directors’ recommendations. If you are a Teradata Savings Plan participant entitled to vote at the 2013 Annual Meeting of Stockholders and do not indicate your choices on this proxy card, those shares will be voted by the trustee of such plan.

	Proposal(s)	Recommendations of the Board of Directors	Vote Options
1A.	ELECTION OF DIRECTOR: EDWARD P. BOYKIN	For	( ) For ( ) Against ( ) Abstain

1B.	ELECTION OF DIRECTOR: CARY T. FU	For	( ) For ( ) Against ( ) Abstain

1C.	ELECTION OF DIRECTOR: VICTOR L. LUND	For	( ) For ( ) Against ( ) Abstain

2.	AN ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION	For	( ) For ( ) Against ( ) Abstain

3.	APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013	For	( ) For ( ) Against ( ) Abstain

4.	APPROVAL OF A STOCKHOLDER PROPOSAL RECOMMENDING DECLASSIFICATION OF OUR BOARD	For	( ) For ( ) Against ( ) Abstain

[Submit]     [Reset]

TERADATA CORPORATION	Control# [ ]

PROXY FINAL SUBMISSION

•	Please check all of the information below for accuracy.

•	If any of the information is incorrect, return to the Proxy Ballot by using the Back button below.

•	If your vote(s) are reflected correctly, click on the Final Submission button below.

2013 Annual Meeting of Shareholders

Tuesday, April 30, 2013

For holders as of: Friday, March 1, 2013

Cusip: 88076W-103

2. Review

PROXY BALLOT

You have elected as follows:

	Proposal(s)	Recommendations of the Board of Directors	Your Vote
1A.	ELECTION OF DIRECTOR: EDWARD P. BOYKIN	For	[For/Against/Abstain]

1B.	ELECTION OF DIRECTOR: CARY T. FU	For	[For/Against/Abstain]

1C.	ELECTION OF DIRECTOR: VICTOR L. LUND	For	[For/Against/Abstain]

2.	AN ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION	For	[For/Against/Abstain]

3.	APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013	For	[For/Against/Abstain]

4.	APPROVAL OF A STOCKHOLDER PROPOSAL RECOMMENDING DECLASSIFICATION OF OUR BOARD	For	[For/Against/Abstain]

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button below.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here:

[                    ]

[Final Submission]     [Back]

TERADATA CORPORATION	Control# [ ]

2013 Annual Meeting of Shareholders

Tuesday, April 30, 2013

For holders as of: Friday, March 1, 2013

Cusip: 88076W-103

THANK YOU FOR VOTING!

If you sign up for e-mail notification of voting instructions and shareholder communications today, you will receive the benefits of:

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•	Your email address is safe and will never be used without your consent (Read our Privacy Statement).

To receive future shareholder communications electronically, we require your permission. Participation is completely your choice.

In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available, along with a link to ProxyVote.com (when applicable) to submit your voting instructions. We hope you will give this option your serious consideration.

[Enroll in Electronic Delivery] [Enter Your Next Control Number]

3. Confirmed

Below is a record of your voting instructions:

You have voted as follows:

	Proposal(s)	Recommendations of the Board of Directors	Your Vote
1A.	ELECTION OF DIRECTOR: EDWARD P. BOYKIN	For	[For/Against/Abstain]

1B.	ELECTION OF DIRECTOR: CARY T. FU	For	[For/Against/Abstain]

1C.	ELECTION OF DIRECTOR: VICTOR L. LUND	For	[For/Against/Abstain]

2.	AN ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION	For	[For/Against/Abstain]

3.	APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013	For	[For/Against/Abstain]

4.	APPROVAL OF A STOCKHOLDER PROPOSAL RECOMMENDING DECLASSIFICATION OF OUR BOARD	For	[For/Against/Abstain]